UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A

                 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

 Filed by the Registrant [X]
 Filed by a Party other than the Registrant [_]

 Check the appropriate box:

 [_] Preliminary Proxy Statement
 [_] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
 [X] Definitive Proxy Statement
 [_] Definitive Additional Materials
 [_] Soliciting Material Pursuant to Section 240.14a-12

                     DIAL THRU INTERNATIONAL CORPORATION
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

 [X] No fee required.

 [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 (1) Title of each class of securities to which transaction applies:

 (2) Aggregate number of securities to which transaction applies:

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 (4) Proposed maximum aggregate value of transaction:

 (5) Total fee paid:

 [_] Fee paid previously with preliminary materials.

 [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 (1) Amount Previously Paid:

 (2) Form, Schedule or Registration Statement No.:

 (3) Filing Party:

 (4) Date Filed:

 October 6, 2004

 Dear Stockholders:

 I am pleased to invite you to Dial Thru International Corporation's Annual Meeting of Stockholders. The meeting will be held at 10:00 a.m., Los Angeles time, on Tuesday, November 9, 2004 at our principal executive offices, 17383 Sunset Boulevard, Suite 350, Los Angeles, CA 90272.

 At the meeting, you will be asked to (1) elect five directors to our Board of Directors, (2) amend our Certificate of Incorporation (3) ratify the appointment of KBA Group LLP as our independent auditors for the current fiscal year, and (4) transact such other business as may properly come before the meeting or any adjournment thereof. You will also have the opportunity to hear what has happened in our business during the past year and to ask questions of our executive officers who will be in attendance at the Annual Meeting. You will find other detailed information about us and our operations, including our audited financial statements, in the enclosed Annual Report.

 We hope that you can join us on November 9, 2004 and vote in person. Whether or not you can attend, please read the enclosed Proxy Statement. Please note that your vote is very important to us. A minimum number of shares must be represented at the meeting, in person or by proxy, to obtain the requisite quorum and proceed with the Annual Meeting. Therefore, we urge you to attend the Annual Meeting in person, but if you are not able to attend, we request that you complete the attached proxy and return it to us prior to the meeting. We value our stockholders and look forward to your participation.

                                    Yours truly,

                                    /s/ John Jenkins
                                    ------------------------------------
                                    John Jenkins,
                                    Chairman and Chief Executive Officer

                     DIAL THRU INTERNATIONAL CORPORATION
                      17383 SUNSET BOULEVARD, SUITE 350
                        LOS ANGELES, CALIFORNIA 90272


                NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 9, 2004


 To the Stockholders of Dial Thru International Corporation:

 NOTICE IS HEREBY given that the 2004 Annual Meeting of Stockholders of Dial Thru International Corporation will be held at Dial Thru's principal executive offices, 17383 Sunset Boulevard, Suite 350, Los Angeles, CA 90272 on Tuesday, November 9, 2004 at 10:00 a.m., Los Angeles time, for the following purposes:

      1. To elect five directors to serve until the 2005 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

      2. To consider and act upon a proposal to amend our Certificate of Incorporation;

      3. To consider and act upon a proposal to ratify the selection of KBA Group LLP to serve as independent auditors for our current fiscal year; and

      4. To transact such other business as may properly come before the meeting or any adjournments thereof.

 Our Board of Directors has fixed the close of business on October 7, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

 A list of our stockholders entitled to notice of and to vote at the Annual Meeting will be available for examination by any stockholder of our Company, for any purpose germane to the meeting, at the Annual Meeting and during ordinary business hours at our principal offices at the address set forth above for a period of ten days prior to the meeting.


 Los Angeles, California            By Order of the Board of Directors,
 October 6, 2004

                                    /s/ Allen Sciarillo
                                    -----------------------------------
                                    Allen Sciarillo,
                                    Secretary


 IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT IF YOU DO NOT PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. IF YOU DO SUBSEQUENTLY ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                     DIAL THRU INTERNATIONAL CORPORATION
                      17383 SUNSET BOULEVARD, SUITE 350
                        LOS ANGELES, CALIFORNIA 90272

                          -------------------------

                               PROXY STATEMENT

                          -------------------------

                     2004 ANNUAL MEETING OF STOCKHOLDERS


 General Information

 The Board of Directors of Dial Thru International Corporation is soliciting your proxy for use at the Annual Meeting of Stockholders to be held on November 9, 2004. This Proxy Statement, the accompanying proxy and our annual report to stockholders for the year ended October 31, 2003 will first be sent to our stockholders on or about October 13, 2004.

 Voting and Revocation of Proxies

 All properly completed proxies received prior to the Annual Meeting and  not
 revoked will be  voted in  accordance with your  instructions.   IF NO  SUCH
 INSTRUCTIONS ARE MADE, THEN PROXIES WILL BE VOTED AS FOLLOWS:

     *  FOR THE ELECTION OF THE FIVE NOMINEES FOR DIRECTOR;

     * FOR AMENDING THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AMOUNT OF AUTHORIZED COMMON STOCK; AND

     * FOR THE RATIFICATION OF THE APPOINTMENT OF KBA GROUP LLP TO SERVE AS OUR INDEPENDENT AUDITORS FOR THE 2004 FISCAL YEAR.

 If any other matters come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their best judgment.

 We encourage the personal attendance of our stockholders at the Annual Meeting. The execution of the accompanying proxy will not affect a stockholder's right to attend the Annual Meeting and to vote in person.

 Proxies may be revoked if you:

    * Deliver a signed, written revocation letter, dated any time before the proxy is voted, to Mr. Allen Sciarillo, Secretary, Dial Thru International Corporation, at our principal executive offices, 17383 Sunset Boulevard, Suite 350, Los Angeles, California 90272; or

    * Sign and deliver a proxy, dated later than any previously delivered proxy to the above address; or

    * Attend the meeting and vote in person. Attending the Annual Meeting alone will not revoke your proxy. A revocation letter or a later-dated proxy will not be effective until received by us at or prior to the Annual Meeting.

 Securities Entitled to be Voted at the Annual Meeting

 Only stockholders of record at the close of business on October 7, 2004 will be entitled to notice of and to vote at the Annual Meeting. On October
 4, 2004 we had issued and outstanding 23,022,129 shares of our common stock, $.001 par value per share. Each share of Common Stock is entitled to one vote on each matter presented to the stockholders.

 How Proxies are Solicited

 In addition to the solicitation of proxies by use of the mail, we may also use certain officers, directors and regular employees who may solicit the return of proxies by personal interview, mail, telephone, facsimile and/or through the Internet. These persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. We will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares. We will reimburse such persons and the transfer agent for their reasonable out-of-pocket expenses in forwarding such materials. We will bear all costs of the solicitation.

 Quorum and Voting Requirements

 The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting.

 Abstentions and broker non-votes are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in the tabulations of votes cast on proposals presented to the stockholders, while broker non-votes are not counted as among the shares entitled to vote with respect to such matters, and thus have the effect of reducing the number of affirmative votes required to approve a proposal and the number of negative votes or abstentions required to block such approval. A broker non-vote is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority and has not received instructions from its client as to how to vote on a particular proposal.

 Assuming the presence of a quorum, the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting, is required to elect our directors. Stockholders may not cumulate their votes in the election of directors. With respect to the approval of the Amendment to the Certificate of Incorporation, the affirmative vote of the majority of shares outstanding is required. All other matters submitted for a vote at the Annual Meeting will be decided by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting, except as otherwise provided by law or in our Certificate of Incorporation or Bylaws.


                     PROPOSAL ONE:  ELECTION OF DIRECTORS

 Five directors are to be elected at the Annual Meeting, to serve until our next annual meeting of stockholders and until their respective successors are elected and qualified, or until their earlier resignation or removal. All of the nominees listed below currently serve as our directors and were elected to our Board of Directors at our 2003 Annual Meeting of Stockholders. Unless authority to vote for one or more nominees is withheld, the enclosed proxy will be voted FOR the election of all of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

 The following table sets forth certain information regarding each nominee for election as a director and our executive officers.


 Name              Age  Position with the Company
 ----------------- ---  --------------------------------------------------
 John Jenkins       43  Chairman, Chief Executive Officer,
                        President and Director

 Allen Sciarillo    39  Executive Vice President, Chief Financial Officer,
                        Secretary and Director

 Lawrence Vierra    59  Executive Vice President and Director

 Robert M. Fidler   66  Director

 David Hess         43  Director


 JOHN JENKINS has served as our Chairman of the Board and Chief Executive Officer since October 2001, and has served as our President and a director since December 1999. Mr. Jenkins has also served as the President of DTI Com, Inc., one of our subsidiaries, since November 1999. In May 1997, Mr. Jenkins founded Dial Thru International Corporation (subsequently dissolved in November 2000), and served as its President and Chief Executive Officer until joining us in November 1999. Prior to 1997, Mr. Jenkins served as the President and Chief Financial Officer for Golden Line Technology, a French telecommunications company. Prior to entering the telecommunications industry, Mr. Jenkins owned and operated several software, technology and real estate companies. Mr. Jenkins holds degrees in physics and business/economics.

 ALLEN SCIARILLO has been our Chief Financial Officer, Executive Vice President and Secretary since July 2001 and was elected as a director in May 2002. From January to March 2001, Mr. Sciarillo was the Chief Financial Officer of Star Telecommunications, Inc., a global facilities-based telecommunications carrier. Prior to that time, Mr. Sciarillo served as Chief Financial Officer of InterPacket Networks, a provider of Internet connectivity to Internet service providers worldwide, from July 1999 until its acquisition by American Tower Corporation in December 2000. From
 October  1997  to  June 1999,  he  served  as  Chief  Financial  Officer  of
 RSL Com USA, a division of RSL Com Ltd., a global facilities-based telecommunications carrier. Prior to joining RSL, Mr. Sciarillo was Vice President and Controller of Hospitality Worldwide Services, Inc. from July 1996 to October 1997. Mr. Sciarillo began his career at Deloitte & Touche and is a Certified Public Accountant.

 LAWRENCE VIERRA has served as our Executive Vice President and a director since January 2000. From 1995 through 1999, Mr. Vierra served as the Executive Vice President of RSL Com USA, Inc., an international telecommunications company, where he was primarily responsible for international sales. Mr. Vierra has also served on the board of directors and executive committees of various telecommunications companies and he has extensive knowledge and experience in the international sales and marketing of telecommunications products and services. Mr. Vierra holds degrees in marketing and business administration.

 ROBERT M. FIDLER has served as one of our directors since November 1994. Mr. Fidler joined Atlantic Richfield Company (ARCO) in 1960, was a member of ARCO's executive management team from 1976 to 1994 and was ARCO's manager of New Marketing Programs from 1985 until his retirement in 1994.

 DAVID HESS was elected to our Board of Directors in May 2002. Mr. Hess is currently the Managing Partner of RKP Steering Group, a company he co-founded in August 2003. From November 2001 until December 2002, Mr. Hess served as the Chief Executive Officer and President, North America of Telia International Carrier, Inc. Prior to joining Telia, Mr. Hess was part of a turnaround team hired by the board of directors of Rapid Link Incorporated. He served as the Chief Executive Officer and as a director of Rapid Link Incorporated from August 2000 until September 2001. On March 13, 2001, Rapid Link Incorporated filed for Chapter 11 bankruptcy protection. Before joining Rapid Link, Mr. Hess served as Chief Executive Officer of Long Distance International from January 1999 until its acquisition by World Access in February 2000. Mr. Hess also served as President and Chief Operating Officer of TotalTel USA from May 1995 until January 1999. Mr. Hess received a BA in Communications with a Minor in Marketing from Bowling Green State University.

 Meetings of the Board of Directors

 The Board of Directors held one meeting during the fiscal year ended October 31, 2003. The Board of Directors has two standing committees: an Audit Committee and a Compensation Committee. There is no standing nominating committee. Each of the directors attended the meeting of the Board of Directors and all meetings of any committee on which such director served.

 Committees of the Board of Directors

 Audit Committee

 The Audit Committee is comprised of two non-employee directors, Robert M. Fidler and Lawrence Vierra. Nick DeMare served on the Audit Committee through September 19, 2004. The Audit Committee makes recommendations to the Board of Directors or management concerning the engagement of our independent public accountants and matters relating to our financial statements, our accounting principles and our system of internal accounting controls. The Audit Committee also reports its recommendations to the Board of Directors as to the approval of our financial statements. The Audit Committee held two meetings during the fiscal year ended October 31, 2003.

 Compensation Committee

 The Compensation Committee is comprised of two non-employee directors, Robert M. Fidler and Lawrence Vierra. Nick DeMare served on the
 Compensation Committee through September 19, 2004. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is also responsible for administration of our stock option and executive incentive compensation plans. The Compensation Committee held no meetings during the fiscal year ended October 31, 2003.

 Nominating Committee

 We do not have a standing nominating committee. Due to our company's size and the resulting efficiency of a Board of Directors that is also limited in size, as well as a lack of turnover in our Board of Directors, our Board of Directors has determined that it is not necessary or appropriate at this time to establish a separate Nominating Committee. Potential candidates are discussed by the entire Board of Directors, and director nominees are selected by a majority of the independent directors meeting in executive session. All of the nominees recommended for election to the Board of Directors at the Annual Meeting are directors standing for re-election.

 Compensation of Directors

 Each of our directors  who is  not one  of  our  executive officers receives a fee of $1,500 for each Board meeting attended. Directors are not compensated for attending committee meetings. Our directors also participate in our Company's equity incentive plan and are annually awarded non-qualified stock options for an aggregate of 5,000 shares of our Common Stock for services rendered to our Company as a director.

 Vote Required

 Directors are elected by a plurality of the votes of the Shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the election of directors.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES.


         PROPOSAL TWO: AMENDMENT TO THE CERTIFICATE OF INCORPORATION

 On September 9, 2004, subject to stockholder approval, the Board of Directors authorized an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from forty-four million one hundred sixty-nine thousand one hundred (44,169,100) shares to eighty-four million one hundred sixty-nine thousand one hundred (84,169,100). If approved by the stockholders, the first paragraph of the Sixth Article of the Company's Certificate of Incorporation would be amended to provide as follows:

    The aggregate number of shares of all classes of stock which the corporation shall have authority to issue is ninety-four million one hundred sixty-nine thousand one hundred (94,169,100) shares consisting of (A) eighty-four million one hundred sixty-nine thousand one hundred (84,169,100) shares of common stock, par value $0.001 per share (the "Common Stock"), and (B) ten million (10,000,000) shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

 The Company is currently authorized to issue 44,169,100 shares of Common Stock. As of October 4, 2004, 23,022,129 shares of Common Stock were issued and outstanding, 7,269,891 shares were reserved for issuance upon exercise of outstanding stock options, warrants and for options that may be granted in the future under the 2002 Equity Incentive Plan, and 42,048,879 shares were required to be reserved for convertible notes. As the conversion of these notes into shares is based upon the fair value of the shares at the date of conversion, the necessary reserve was calculated using the fair value at October 4, 2004.

 The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock. This amendment will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock would remain unchanged under this proposal.

 The Board of Directors believes that it is advisable and in the best interest of the Company and its stockholders to have available authorized but unissued shares of common stock in an amount adequate to provide for the current and future financing needs of the Company. The additional shares will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law or requirements of regulatory agencies), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, convertible debt financing and equity financings. Other than for current reserve needs, the Company has no present plans, understandings or agreements for the issuance or use of the proposed additional shares of common stock, however, the Board of Directors believes that if an increase in the authorized number of shares of common stock were to be postponed until a specific need arose, the delay and expense incident to obtaining the approval of the Company's stockholders at that time could significantly impair the Company's ability to meet financing requirements or other objectives.

 One of the effects of the proposed amendment might be to enable the Board to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board would, unless prohibited by applicable law, have additional shares of common stock available to effect transactions (such as private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. However, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves the stockholders' interests.

 Vote Required

 The affirmative vote of stockholders having a majority of the outstanding Common Stock entitled to vote at the Annual Meeting is required to approve the amendment of the Certificate of Incorporation of the Company. If Proposal Two is approved by the stockholders, it will become effective on the date the amendment is filed with the Delaware Secretary of State.

 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT
                     OF THE CERTIFICATE OF INCORPORATION.


     PROPOSAL THREE:  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

 Our Audit Committee has appointed the firm KBA Group LLP as our independent auditors for the fiscal year ending October 31, 2004. That appointment has also been confirmed and ratified by our Board of Directors and the Board of Directors recommends that the stockholders ratify the appointment of KBA Group LLP as our Company's independent auditors. Although our Bylaws do not require the ratification of the selection of KBA Group LLP by stockholders, as a matter of good corporate practice, our Board is submitting the selection of KBA Group LLP for stockholder approval. However, even if the stockholders ratify the selection, our Board of Directors, in its discretion, may still direct the appointment of other independent auditors at any time during the year if our Board believes that such change would be in the best interests of our Company and our stockholders.

 Changes in Certifying Accountants

 On August 2, 2002, we received a letter from the SEC notifying us that our independent auditors, Arthur Andersen LLP, in connection with the winding-down of its business, had notified the SEC that it would be unable to perform future audit services for us effective immediately. We did not receive a copy of this notification directly from Arthur Andersen LLP.

 The audit report of Arthur Andersen LLP on our consolidated financial statements as of and for the year ended October 31, 2001, the fiscal year audited by Arthur Andersen LLP, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, other than a modification as to the uncertainty of our ability to continue as a going concern. In connection with the audit for the most recent fiscal year and through August 7, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to them in their report on the financial statements for those periods. During the fiscal year ended October 31, 2001 and through August 7, 2002, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K.

 On August 23, 2002, we reengaged King Griffin & Adamson P.C. as our independent public accountants. Our Audit Committee participated in and approved the decision to reengage King Griffin & Adamson P.C. During the fiscal year ended October 31, 2001 and through August 23, 2002, we did not consult with King Griffin & Adamson P.C. regarding the following:

        *  the  application   of  accounting   principles   to  a   specified
           transaction, either completed or proposed;

        * the type of audit opinion that might be rendered on our financial statements, and in no case was a written report provided to us nor was oral advice provided that we concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue; or

        * any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

 On March 6, 2003, King Griffin & Adamson P.C. resigned to allow its successor entity KBA Group LLP to be engaged as our independent public accountants.

 The report issued by King Griffin & Adamson P.C. on our financial statements for the fiscal year ended October 31, 2002 did not contain an adverse opinion nor a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles. The report issued by King Griffin & Adamson P.C. on our financial statements for the fiscal year ended October 31, 2002 was modified to include an explanatory paragraph describing conditions that raised substantial doubt about our ability to continue as a going concern.

 In connection with its audit for the most recent fiscal year and through March 5, 2003, there were no disagreements with King Griffin & Adamson P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of King Griffin & Adamson P.C., would have caused King Griffin & Adamson P.C. to make reference thereto in their report on the financial statements for such year or such interim periods.

 In its letter dated March 10, 2003 to the SEC, King Griffin & Adamson P.C. stated that it agreed with the statements in the preceding three paragraphs. This letter was filed as Exhibit 16 to our Current Report on Form 8-K, filed with the SEC on March 10, 2003.

 Our Audit Committee approved the engagement of KBA Group LLP and we engaged KBA Group LLP as our new independent public accountants as of March 6, 2003. As KBA Group LLP is a successor entity to King Griffin & Adamson P.C., the section addressing consultation of the newly engaged independent public accountants is not applicable.

 Audit and Non Audit Fees

 Audit Fees

 The aggregate fees billed by KBA Group LLP for professional services rendered for the audit of the Company's annual financial statements and review of the interim financial statements included in the Company's Forms 10-Q, including services related thereto, were $94,626 and $114,166 for the fiscal years ended October 31, 2003 and 2002, respectively. Arthur Andersen LLP, our former independent public accountants, billed us an aggregate $8,900 as audit fees during the fiscal year ended October 31, 2002.

 Audit-Related Fees

 There were no audit-related fees billed by KBA Group LLP during the fiscal years ended October 31, 2003 and 2002.

 Tax Fees

 The aggregate fees billed by KBA Group LLP for professional services rendered for tax compliance, tax advice and tax planning were $28,985 and $14,557 for the fiscal years ended October 31, 2003 and 2002, respectively. The services comprising the fees reported as "Tax Fees" included tax return preparation, review of registration statements, consultation regarding various tax issues and support provided to management in connection with income and other tax audits. Arthur Andersen LLP, our former independent public accountants, billed us an aggregate $7,000 as tax fees during the fiscal year ended October 31, 2002.

 All Other Fees

 There were no fees billed by KBA Group LLP for products and services other than those described above for the fiscal years ended October 31, 2003 and 2002.

 Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

 The Audit Committee's policy will be to pre-approve all audit and allowable non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate the authority to grant pre-approval of auditing or allowable non-audit services to one or more members of the Audit Committee. Each pre-approval decision pursuant to this delegation will be presented to the full Audit Committee at its next scheduled meeting for ratification.

 Vote Required

 The ratification of the appointment of KBA Group LLP as our independent auditors for the fiscal year ending October 31, 2004 requires the affirmative vote of the holders of a majority of the shares of our Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE
       SELECTION OF KBA GROUP LLP AS OUR INDEPENDENT AUDITORS FOR 2004.


 Compliance with Section 16(a) of the Securities Exchange Act of 1934

 Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of our Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports that they file. To our knowledge, based solely on the review of the copies of such reports filed during the fiscal year ended October 31, 2003, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were met.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

 The following table sets forth certain information as of October 4, 2004, concerning the beneficial ownership of our Common Stock by (i) each stockholder known by us to own beneficially five percent or more of our outstanding Common Stock, (ii) each of our current directors, (iii) each Named Executive Officer, and (iv) all of our executive officers and directors as a group. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them. Effect has been given to shares reserved for issuance under outstanding stock options and warrants where indicated.



                                                 Number of      Percent of
     Name and address of Beneficial Owner        Shares (1)     Class (2)
     ------------------------------------       ------------    ---------
     Dodge Jones Foundation                     1,000,000          4.34%
     400 Pine Street, Suite 900
     Abilene, TX  79601

     John Jenkins                              26,425,121 (3)     63.76%
     17383 Sunset Boulevard, Suite 350
     Los Angeles, CA  90272

     Lawrence Vierra                            1,399,608 (4)      5.79%
     8760 Castle Hill Avenue
     Las Vegas, NV  89129

     Robert M. Fidler                              14,000 (5)        *
     987 Laguna Road
     Pasadena, CA  91105

     David Hess                                         0            *
     545 Alder Avenue
     Westfield, NJ  07090

     Allen Sciarillo                            1,594,608 (6)      6.54%
     17383 Sunset Boulevard, Suite 350
     Los Angeles, CA  90272

     Global Capital Funding Group L.P.         15,743,232 (7)     41.38%
     106 Colony Park Drive
     Cumming, GA  30040

     GCA Strategic Investment Fund Limited     10,813,538 (8)     31.96%
     106 Colony Park Drive
     Cumming, GA  30040

     All Executive Officers and Directors      29,453,616         67.01%
     as a group (6 persons)

       *   Reflects less than one percent.

      (1) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our Common Stock subject to options or warrants held by that person that are exercisable within 60 days of October 4, 2004 are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the ownership of any other person.
      (2) Based upon 23,022,129 shares of Common Stock outstanding as of October 4, 2004.
      (3) Includes (i) 700,000 shares of Common Stock which may be acquired through the exercise of options, (ii) 2,148,390 shares of Common Stock which may be acquired through the exercise of warrants, and (iii) 15,576,731 shares of Common Stock which may be acquired through the conversion of a convertible note (shares from conversion calculated using the closing bid share price at October 4, 2004); all of which are exercisable or convertible within 60 days of October 4, 2004.
      (4) Includes (i) 400,000 shares of Common Stock which may be acquired through the exercise of warrants and (ii) 744,608 shares of Common Stock which may be acquired through the conversion of a convertible note (shares from conversion calculated using the closing bid share price at October 4, 2004); all of which are exercisable or convertible within 60 days of October 4, 2004.
      (5) Includes 10,000 shares of Common Stock which may be acquired through the exercise of option and warrants which are exercisable within 60 days of October 4, 2004.
      (6) Includes (i) 500,000 shares of Common Stock which may be acquired through the exercise of options, (ii) 100,000 shares of Common Stock which may be acquired through the exercise of warrants, and (iii) 744,608 shares of Common Stock which may be acquired through the conversion of a convertible note (shares from conversion calculated using the closing bid share price at October 4, 2004); all of which are exercisable or convertible within 60 days of October 4, 2004.
      (7) Includes (i) 600,000 shares of Common Stock which may be acquired through the exercise of warrants and (ii) 14,419,394 shares of Common Stock which may be acquired through the conversion of a convertible note (shares from conversion calculated using 80% of the average of the three lowest closing bid share prices from September 7, 2004 through October 4, 2004) if the related convertible note remains outstanding at its maturity date of November 8, 2004; all of which are exercisable or convertible within 60 days of October 4, 2004.
      (8) Includes (i) 250,000 shares of Common Stock which may be acquired through the exercise of warrants and (ii) 10,563,538 shares of Common Stock which may be acquired through the conversion of convertible notes (shares from conversion calculated using 85% of the average of the three lowest closing bid share prices from September 7, 2004 through October 4, 2004); all of which are exercisable or convertible within 60 days of October 4, 2004.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

 In October 2001, we executed 10% convertible notes with three of our executive officers and directors, who each provided financing to our Company in the aggregate principal amount of $1,945,958. The Notes were issued as follows: (i) a Note in the principal amount of $1,745,957 to John Jenkins, our Chief Executive Officer; (ii) a Note in the principal amount of $100,000 to Allen Sciarillo, our Executive Vice President and Chief Financial Officer; and (iii) a Note in the principal amount of $100,000 to Larry
 Vierra, our Director. With an original maturity date of October 24, 2003, these Notes were amended to mature on February 24, 2004, and are now currently due on demand. Each Note is secured by certain of our assets. Each Note was originally convertible at six-month intervals only, but was subsequently amended in November 2002 to provide for conversion into shares of our Common Stock at the option of the holder at any time. The conversion price is equal to the closing bid price of our Common Stock on the last trading day immediately preceding the conversion. We also issued to the holders of the Notes warrants to acquire an aggregate of 1,945,958 shares of Common Stock at an exercise price of $0.75 per share, which warrants expire on October 24, 2006.

 In January and July 2002, the Notes issued to Mr. Jenkins were amended to include additional advances in the aggregate principal amount of $402,433. We also issued to Mr. Jenkins warrants to acquire an additional 102,433 and 300,000 shares of Common Stock, respectively, at an exercise price of $0.75 per share, which warrants expire on January 28, 2007 and July 8, 2007, respectively.

 On September 20, 2004, the holders of the Notes converted a total of $877,500 of principal into 6,750,000 shares of Common Stock.


 Compensation Committee Interlocks and Insider Participation

 The Compensation Committee consists of non-employee directors Messrs. Fidler and Vierra. Neither of the members of the Compensation Committee is currently an officer or employee of our Company. None of our executive officers serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee. No member of our Board of Directors is an executive officer of a company in which one of our executive officers serves as a member of the board of directors or compensation committee of that company.

                            EXECUTIVE COMPENSATION

 The following table summarizes the compensation we paid during the fiscal years ended October 31, 2003, 2002, and 2001 for services in all capacities to each of our chief executive officer and our other executive officers whose total annual salary and bonus exceeded $100,000 during fiscal 2003. We refer to these individuals collectively as our Named Executive Officers.

                          Summary Compensation Table
                                                    Securities
                                                    Underlying
  Name and Principal                                 Options/      All other
      Position        Year  Salary ($)  Bonus ($)  Warrants (#)  Compensation
 -------------------  ----  ----------  ---------  ------------  ------------

 John Jenkins         2003    150,000      -0-          -0-           -0-
 Chairman, CEO        2002    151,042      -0-          -0-           -0-
 and President        2001    108,833      -0-        700,000         -0-

 Allen Sciarillo      2003    125,000     1,106         -0-           -0-
 Executive Vice       2002    141,667      -0-          -0-           -0-
 President and Chief  2001      -0-        -0-        500,000         -0-
 Financial Officer

 Aggregated Option Exercise in Last Fiscal Year and Fiscal Year End Option
 Values


 The following table sets forth information with respect to the number of options held at the 2003 fiscal year end and the aggregate value of in-the-money options held at the 2003 fiscal year end by each of the Named
 Executive Officers.

                                                Number of securities        Value of unexercised
                                               underlying unexercised       in-the-money options
                                   Value         options at Fiscal               at Fiscal
                 Shares acquired  realized          Year End (#)              Year End ($) (2)
     Name        on exercise (#)   ($)(1)    Exercisable  Unexercisable  Exercisable  Unexercisable
 --------------- ---------------  --------   --------------------------  --------------------------

 John Jenkins          -0-          -0-        466,666       233,334         -0-           -0-
 Allen Sciarillo       -0-          -0-        333,333       166,667         -0-           -0-

 (1)  The value  realized upon the exercise  of stock options represents  the difference between  the exercise  price of  the stock  option and  the  fair market value of our  Common Stock as of  the last trading  date of our  2003 fiscal year, multiplied by  the number of options  exercised on the date  of exercise.

 (2) The value of "in-the-money" options represents the positive spread between the exercise price of the option and the fair market value of the underlying shares based on the closing stock price of our Common Stock on the last trading day of fiscal year 2003, which was $0.17 per share. "In-the-money" options include only those options where the fair market value of the stock is higher than the exercise price of the option on the date specified. The actual value, if any, an executive realizes on the exercise of options will depend on the fair market value of our Common Stock at the time of exercise.


 Employment Agreements

 We do not currently have employment agreements with any of our officers or employees.

 Code of Ethics and Business Conduct

 We have adopted a Code of Ethics and Business Conduct applicable to all of our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer, controller and other employees performing similar functions. We have filed this Code of Ethics and Business Conduct with our Form 10-K, filed with the SEC on or about January 29, 2004. A copy of this Code of Ethics and Business Conduct is available by writing to Investor Relations at Dial Thru International Corporation, 17383 Sunset Boulevard, Suite 350, Los Angeles, California 90272, or you can access copies of all our SEC filings on the SEC website at http://www.sec.gov.


           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

 The Compensation Committee is responsible for implementing, overseeing and administering the Company's overall compensation policy. The basic objectives of that policy are to (a) provide compensation levels that are fair and competitive with peer companies, (b) align pay with performance, and (c) where appropriate, provide incentives which link executive and stockholder interests and long-term corporate objectives through the use of equity-based incentives. Overall, the compensation program is designed to attract, retain and motivate high quality and experienced employees at all levels. The principal elements of executive officer compensation are base pay, bonus and stock options, together with health benefits. The various aspects of the compensation program, as applied to the Company's Named Executive Officers, are outlined below.

 Executive officer compensation is, in large part, determined by the individual officer's ability to achieve his or her performance objectives. Each of the Company's Named Executive Officers participates in the development of an annual business strategy from which individual objectives are established and performance goals are measured periodically. Initially, the objectives are proposed by the particular officer involved. Those objectives are then determined by the Chief Executive Officer or, in the case of Mr. Jenkins's objectives, by the Board of Directors.

 The Compensation Committee did not meet in fiscal 2003. The compensation of our executive officers during the 2003 fiscal year did not change from the previous fiscal year and was continued under compensation arrangements already in place.

 Base Pay

 Initially, base pay was established at levels that were considered to be sufficient to attract experienced personnel but which would not exhaust available resources. As the Company grows, the compensation focus continues to emphasize other areas of compensation. Executive officers understand that their principal opportunities for substantial compensation lie not in enhanced base salary, but rather through appreciation in the value of previously granted stock options. Thus, base pay has not represented the most critical element of executive officer compensation.

 Mr. Jenkins, the Company's President and Chief Operating Officer through September 2001, was promoted to the position of CEO in October 2001. Mr. Jenkins' base pay for fiscal 2001, 2002 and 2003 was established at an amount considered below market in comparison to executive compensation levels for companies of similar size and maturity. The Compensation Committee established, and Mr. Jenkins accepted, below market compensation at the beginning of fiscal 2001, based on a variety of factors, including the performance of the Company, the ability of the Company to obtain funding to support its operational cash flow requirements, and a desire to save the Company the expense of compensation at market levels. The Compensation Committee set Mr. Jenkins' salary at $100,000 per annum for fiscal 2001 and $150,000 for fiscal years 2002 and 2003.

 Bonus

 The Compensation Committee has determined that a cash incentive plan will be implemented when the Company is able to achieve positive operating results.

 Stock Options

 The Compensation Committee believes that a stock option plan provides capital accumulation opportunities to participants in a manner that fosters the alignment of the participants' interests and risks with the interests and risks of public stockholders. The Compensation Committee further believes that stock options can function to assure the continuing retention and loyalty of employees. Options that have been granted to the Named Executive Officers typically carry three-year vesting schedules. If these officers leave the Company's employ before their options are fully vested, they will lose a portion of the benefits that they might otherwise receive if they remain in the Company's employ for the entire vesting period. Stock option grants have been based upon amounts deemed necessary to attract qualified employees and amounts deemed necessary to retain such employees and to equitably reward high performance employees for their contributions to our development. For most of the Company's executive officers, stock options generally constitute the most substantial portion of the Company's compensation program.

 The Compensation Committee believes that an appropriate compensation program can help in fostering competitive operations if the program reflects a suitable balance between providing appropriate awards to key employees while at the same time effectively controlling compensation costs, principally by establishing cash compensation at competitive levels and emphasizing supplemental compensation that correlates the performance of individuals, the Company and its Common Stock.

 This report has been furnished by the Compensation Committee of the Board of Directors.

                                             Robert M. Fidler
                                             Lawrence Vierra


                           AUDIT COMMITTEE MATTERS

 Independence of Audit Committee Members

 Our Common Stock is quoted on the OTC Bulletin Board and is governed by the standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace rules.

                            AUDIT COMMITTEE REPORT

 In connection with the preparation and filing of our Annual Report on Form 10-K for the year ended October 31, 2003:

  (1) the Audit Committee reviewed and discussed the audited financial statements with our management;

  (2) the Audit Committee discussed with our independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61; and

  (3) based  on  the review  and  discussions referred  to above,  the  Audit
      Committee recommended to the Board that the audited financial statements be included in the 2003 Annual Report on Form 10-K filed with the SEC.

                          By: The Audit Committee of the Board of Directors

                          Robert Fidler
                          Lawrence Vierra


 Stock Performance Graph

 The following graph compares the percentage change in the cumulative total shareholder return on our Common Stock with the cumulative total return of the Nasdaq Stock Market (U.S.) Composite Index and the Nasdaq Stock Market Telecommunications Index (IXTC-O) for the five year period ended October 31, 2003. For purposes of the graph, it is assumed that the value of the investment in our Common Stock and each index was $100 on October 31, 1998 and that all dividends were reinvested.

 The comparison in the graph below is based solely on historical data and is not intended to forecast the possible future performance of our Common Stock.

                           COMPARISON OF FIVE YEAR
      CUMULATIVE TOTAL RETURN AMONG DIAL THRU INTERNATIONAL CORPORATION,
         THE NASDAQ STOCK MARKET (U.S.)  AND THE NASDAQ TELECOM INDEX

                      [ PERFORMANCE GRAPH APPEARS HERE ]

                           TELECOMMUNICATIONS INDEX

                            October   October   October   October   October
                              31,       31,       31,       31,       31,
 CUMULATIVE TOTAL RETURN     1999      2000      2001      2002      2003
 --------------------------------------------------------------------------
 Dial Thru International
   Corporation               $280      $490      $224       $38       $54
 Nasdaq Stock Market (US)    $188      $234       $97       $75      $101
 Nasdaq Telecom Index        $186      $157       $53       $27       $27

                            STOCKHOLDER PROPOSALS

 Any stockholder who wishes to submit a proposal for us to consider for inclusion in our 2005 proxy materials and for presentation at our 2005 Annual Meeting of Stockholders, you must send such proposal to our Company Secretary at the address indicated on the first page of this proxy statement, so that the Secretary receives it no later than March 1, 2005, unless the 2005 Annual Meeting will be held on a date that is more than 30 days before or after November 9, 2005, the anniversary of the date of the 2004 Annual Meeting, in which case we must receive your proposal within a reasonable time before we mail the proxy materials for our 2005 Annual Meeting.

 Advance Notice Requirements

 Our Bylaws require that stockholder proposals and director nominations by stockholders be made in compliance with certain advance notice requirements. For business to be properly brought before an annual meeting by a stockholder, the stockholder must deliver a written notice to our Secretary no later than 90 days prior to the date of the scheduled meeting; however, if less than 100 days' notice or prior public disclosure of the date of the scheduled meeting is given, notice by the stockholder must be given no later than the close of business on the tenth day following our public disclosure or mailing of a notice setting forth the date of the annual meeting. A stockholder's notice to the Secretary with regard to an annual meeting shall be in the form required by our Bylaws.

 The chairman of the meeting may refuse to bring any business before the meeting that is not properly brought before the meeting in accordance with our Bylaws. Copies of our Bylaws are available upon written request to our Secretary. The advance notice requirements for our annual meetings do not supersede the requirements or conditions established by the SEC for stockholder proposals to be included in our proxy materials for a meeting of stockholders.

                                OTHER MATTERS

 Our Board of Directors is not aware of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

 Annual Report and Financial Information

 Our Annual Report to stockholders covering our fiscal year ended October 31, 2003, including our audited financial statements, is enclosed herewith. The Annual Report does not form any part of the materials for the solicitation of proxies.

 Form 10-K

 We filed an annual report on Form 10-K with the SEC on or about January 29, 2004. You may obtain a copy of that report, without charge, by writing to Investor Relations at Dial Thru International Corporation, 17383 Sunset Boulevard, Suite 350, Los Angeles, California 90272, or you can access copies of all our SEC filings on the SEC website at http://www.sec.gov.

                                    By Order of the Board of Directors


                                    /s/ Allen Sciarillo
                                    ----------------------------------
                                    Allen Sciarillo,
                                    Secretary

                                [PROXY CARD]

                     DIAL THRU INTERNATIONAL CORPORATION


  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
            MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 9, 2004


 The undersigned hereby constitutes and appoints John Jenkins and Allen Sciarillo, or either of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of Dial Thru International Corporation, that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Dial Thru International Corporation to be held on November 9, 2004 and at any and all adjournments thereof.

  1. Election of          [   ]  FOR ALL nominees         [   ]  WITHOLD
     Directors:                  named below                     AUTHORITY to
                                 (except as                      vote for all
                                 marked to the                   nominees
                                 contrary)                       named below



   John Jenkins, Allen Sciarillo, Larry Vierra, Robert M. Fidler, David Hess

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line below.)

 ----------------------------------------------------------------------------

 2. To amend the Company's Certificate of Incorporation to increase the amount of authorized common stock.

   [   ]  FOR             [   ]  AGAINST                  [   ]  ABSTAIN
 ___________________________________________________________________________

 3. To ratify the selection of KBA Group LLP to serve as independent public accountants for Dial Thru International Corporation for the 2004 fiscal year.

   [   ]  FOR             [   ]  AGAINST                  [   ]  ABSTAIN

 In their discretion, to vote upon such other business as may properly come before the meeting or any adjournments thereof.

                 (Continued and to be signed on Reverse Side)

                         (Continued from Other Side)

 THE RIGHT TO REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED IS RESERVED. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED OR WITHHELD IN ACCORDANCE WITH THE SPECIFICATIONS MADE IN THIS PROXY. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR EACH OTHER PROPOSAL SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

 All proxies to vote at the Meeting or any adjournment thereof previously given by the undersigned are hereby revoked.


  [INSERT MAILING             Dated: ___________________________
      LABEL]

                              __________________________________
                              Signature of Shareholder

                              __________________________________
                              Signature (if jointly
                              owned) Please sign exactly as the name
                              appears on the certificate or certificates representing shares to be voted by the proxy. When signing as executor, administrator, attorney trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.



 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.